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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - DECEMBER 30, 2004


                                    TXU CORP.
             (Exact name of registrant as specified in its charter)

            TEXAS                      1-12833                  75-2669310
(State or other jurisdiction       (Commission File           (I.R.S. Employer
      of incorporation)                Number)               Identification No.)


                             TXU US HOLDINGS COMPANY
             (Exact name of registrant as specified in its charter)

            TEXAS                      1-11668                  75-1837355
(State or other jurisdiction       (Commission File           (I.R.S. Employer
      of incorporation)                Number)               Identification No.)


                             TXU ENERGY COMPANY LLC
             (Exact name of registrant as specified in its charter)

            DELAWARE                   33-108876                75-2967817
(State or other jurisdiction       (Commission File           (I.R.S. Employer
     of incorporation)                 Number)               Identification No.)


                    ENERGY PLAZA, 1601 BRYAN STREET, DALLAS,
                     TEXAS 75201-3411 (Address of principal
                     executive offices, including zip code)


       REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


This Form 8-K contains forward-looking statements, which are subject to various risks and uncertainties. A discussion of the risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in the Registrants' Securities and Exchange Commission filings. In addition to the risks and uncertainties set forth in the Registrants' SEC filings, the forward-looking statements in this Form 8-K could be affected by the ability of TXU Corp. and its subsidiaries, including the Registrants, to implement the initiatives that are part of their respective restructuring, operational improvement and cost reduction programs, and the terms under which TXU Corp. and its subsidiaries execute those initiatives. In addition, the forward-looking statements contained in this Form 8-K are subject to result of the Request for Proposal process with respect to the combustion turbines and the natural gas-fired, steam generating units described herein.

ITEM 2.05.  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

COMBUSTION TURBINES

On December 30, 2004, TXU Energy Company LLC (the "Company") committed to immediately cease operating for its own benefit nine combustion turbines. Five of the combustion turbines are located at the Company's Permian Basin facility located in Ward County, Texas and four of the combustion turbines are located at the Company's DeCordova facility located in Hood County, Texas. Each of the combustion turbines has an installed capacity of approximately 65 MW. Pursuant to the terms of operating leases, the Company currently leases the combustion turbines located at the DeCordova facility and two of the combustion turbines at the Permian Basin facility under one lease and the other three combustion turbines located at the Permian Basin facility under a second lease. The lease terms expire in 2018 and 2017, respectively.

The Company is currently evaluating opportunities with respect to the nine combustion turbines, including, among other things, issuing a request for proposals (RFP) for subleasing the combustion turbines to a third party and/or mothballing the turbines. The Company expects to complete its analysis of these opportunities during the first quarter of 2005. During this evaluation period, the units will be available to the Electric Reliability Council of Texas for reliability purposes. These actions are a part of the Company's previously announced ongoing performance improvement initiatives.

As a result of the actions described above in this Item, the Company expects to report a non-cash charge of approximately $156 million ($102 million after-tax) in the fourth quarter of 2004. Beginning in 2005, annual operating (lease) expense for the combustion turbines will decline by approximately $17 million ($11 million after-tax) per year as a result of the charge. The Company will continue making normal payments under the existing leases and does not currently anticipate incurring any additional material cash or non-cash charges as a result of the transactions related to the combustion turbines. While the results of the evaluation of opportunities, such as subleasing or mothballing, with respect to the combustion turbines may result in other expenses, such expenses cannot be estimated at this time.

TOLLING AGREEMENT

On December 30, 2004, the Company executed an agreement to terminate, for a payment of $172 million, an existing power purchase and tolling agreement with ExTex LaPorte Limited Partnership that would have expired in 2006. The agreement is part of the Company's previously announced ongoing performance improvement initiatives and is expected to add flexibility to the Company's wholesale market activities and reduce the Company's overall cost of energy sold by approximately $22 million in 2005 and 2006. As a result of the transaction, the Company expects to report a charge of approximately $43 million ($28 million after tax) in the fourth quarter of 2004. The charge is net of remaining deferred gains from the Company's sale to Exelon Generation Company, LLC in 2001 of the two generation plants associated with the power purchase and tolling agreement and other related liabilities. The Company does not currently anticipate incurring any additional material cash or non-cash charges as a result of the agreement to terminate the power purchase and tolling agreement.


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


ITEM 8.01   OTHER EVENTS

As part of its previously announced ongoing performance improvement initiatives, the Company expects to issue a RFP on several natural gas-fired, steam generating units during the first quarter of 2005. The RFP will request bids from third parties to own, lease and/or operate such units. The specific steam generating units to be included in the RFP process are currently under consideration by the Company.


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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the following registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TXU CORP.



                                  By:      /s/  Stanley J. Szlauderbach
                                     -------------------------------------------
                                  Name:    Stanley J. Szlauderbach
                                  Title:   Assistant Controller and
                                           Interim Controller

                                  TXU US HOLDINGS COMPANY



                                  By:      /s/  Stanley J. Szlauderbach
                                     -------------------------------------------
                                  Name:    Stanley J. Szlauderbach
                                  Title:   Assistant Controller and
                                           Interim Controller


                                  TXU ENERGY COMPANY LLC



                                  By:      /s/  Stanley J. Szlauderbach
                                     -------------------------------------------
                                  Name:    Stanley J. Szlauderbach
                                  Title:   Assistant Controller and
                                           Interim Controller


Dated:  January 3, 2005


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